UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

# FMC STRATEGIC VALUE FUND

**Ticker Symbol: FMSVX**

**Semi-Annual Report**
**April 30, 2016**
**(Unaudited)**

*Advised By:*
FIRST
MANHATTAN
CO.

Manager’s Discussion of Fund Performance

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the period indicated:

Period Ended April 30, 2016
Six Months
FMC Strategic Value Fund	-4.36%
Russell 2000 Value Index	1.18%

As set forth above, our performance trailed our benchmark, the Russell 2000 Value Index, during the first six months of fiscal 2016. While we are not pleased to be behind our benchmark, given the sharp overall market declines in January and February, we are satisfied to be making a recovery which continues as we write this letter. Nevertheless, the fact of the matter is that it has been a difficult five years for long-term value oriented investors. Our performance has been relatively flat in the period versus the S & P 500 Index which has appreciated at an 11% annual rate. While we have prided ourselves on being patient investors, this disparity has clearly been trying. This is not the first time, however, where a disparity has existed and it is not enough to shake our confidence in value investing as a profitable long-term strategy. We remember clearly the Dot.com bubble in the late 1990s which fueled the stock market in general and the NASDAQ in particular. We were often asked what would we do differently. Our answer was to stick to the form of “bottoms up” value focused investing with which we were (and are) comfortable; that is, buying stocks selling for conservative multiples of current earnings, free cash flow and at discounts to estimates of intrinsic value. Consequently, while we missed the euphoria, we also fortunately avoided the demise from 2000 – 2002, a period when we were able to post solid growth in portfolio value.

In our opinion, we have constructed a well-balanced and diversified portfolio of largely small and mid-cap stocks selling at conservative fundamental values which we believe should yield attractive appreciation over time.

We think the specific examples below of stocks Amerco and Horizon Global, that we have purchased over the last six months, is representative of value underlying our entire portfolio. Amerco (UHAL) is the parent of U-Haul, which dominates the moving truck rental business. At about 10x the size of its nearest competitor, UHAL owns a fleet of nearly 250,000 ubiquitous orange & white moving trucks & trailers. These trucks & trailers traverse 1.7 billion miles each year, virtually all in the U.S., via a network of more than 20,000 pick-up/drop-off locations. In addition to helping people move, the trucks also serve as moving billboards – building the U-Haul brand with each mile. The truck rental business requires a large fixed cost base, and a greater number of transactions results in a lower cost structure. U-Haul’s well-known brand drives increased truck rentals, which leverages the company’s cost structure and gives UHAL a competitive advantage.

In addition to its sizable moving truck business, U-Haul also has a large and growing self-storage business. While there are some synergies between the moving and storage business (many customers simultaneously need to move and store items), we believe the self-storage business is a valuable business in itself. Within the self-storage industry, demand has historically grown on a per capita basis, high customer switching costs (no one likes to move) supports annual price increases, maintenance costs are negligible, and there are barriers to entry, e.g., permitting/zoning in cities. The favorable characteristics of the self-storage business lead us to believe that it deserves a higher valuation multiple than the moving business.

Despite the popularity of the U-Haul name, we believe that UHAL’s stock falls under Wall Street’s radar, which has given us an opportunity to purchase the stock at an attractive valuation. There is only one brokerage firm that officially covers the stock. The combination of the truck rental business and the self-storage business makes the company time consuming and complicated to analyze. Additionally, while UHAL’s market capitalization is technically over $7B, about 60% of shares are owned by the founding family, thus reducing the public float to only $3B. We acquired UHAL at an attractive EV/EBIT multiple of under 9x, which we believe is considerably below its current intrinsic value. Looking out over the next few years, we think there is upside in the stock price of over 50%. At some point in time, we expect that UHAL’s intrinsic value will be recognized, particularly as its storage business becomes a larger piece of the company. Additionally, the free cash flow that UHAL produces annually should grow and add to intrinsic value.

Horizon Global (HZN) was spun-off from TriMas Corporation (TRS) in June 2015. As we have discussed in the past, we believe spin-offs can be particularly fertile ground for finding undervalued stocks since they are often sold indiscriminately by holders who want only to own the larger company. HZN is a leading, global manufacturer of branded towing, trailering and cargo management products (its biggest product line is trailer hitches) and sells to original equipment manufacturers and the aftermarket. A key part of the investment thesis is the company’s ability to improve operations as a standalone organization (i.e., no longer part of TRS). Horizon is focused on driving improved returns through reduced production costs, improved working capital management, and footprint and brand consolidation. Additionally, HZN’s U.S. business (where its products are tied to the sales of pick-up trucks and SUVs) should benefit from the continued recovery in the housing industry (pick-up trucks sales are correlated to housing starts) and current low fuel prices. Outside the U.S., the company should benefit from new original equipment manufacturer (OEM) program awards and long-term emerging market growth.

HZN was spun-off from TRS with financial leverage and HZN’s top priority for the use of free cash flow is debt reduction. The company ended 1Q16 with 3.8x leverage (net debt/trailing twelve months EBITDA) with a long term goal of less than 2X. Rapid earnings growth and strong cash flow generation should lead HZN to reduce its leverage to 2.5X by the end of 2016.

At an average cost of under $9/share, we acquired our position for a reasonable valuation of ~9x price/earnings ratio and ~6.5x price/free cash flow ratio. We believe that this purchase price valuation is inexpensive, and when we acquired our position, part of our investment thesis was that HZN’s valuation multiple would expand following execution on its margin improvement and leverage reduction initiatives. Given our expectation of strong earnings and cash flow growth, at our purchase price we estimated that the stock could double in value (vs. our cost) in 3-to-4 years. Since our purchase in December 2015, the company has shown success against its initiatives and the stock has responded favorably, approaching $12/share as of the date of this letter. We continue to believe in the upside potential in HZN’s underlying value and stock price, and continue to hold the shares.

We appreciate your continued confidence.

Sincerely,

Edward I. Lefferman	Paul E. Patrick
Co-Portfolio Manager	Co-Portfolio Manager

June 2016

Performance through 3/31/16 is -17.93% (one year), -0.52% (annualized five year) and 2.94% (annualized 10 year). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

EBITDA – Earnings Before Interest, Tax, Depreciation, and Amortization

EV/EBIT – Enterprise Value to Earnings Before Interest and Tax

Comparison of Change in the Value of a $10,000 Investment

in the FMC Strategic Value Fund versus the Russell 2000 Value Index

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIOD ENDED APRIL 30, 2016
	Six Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception Return*
FMC Strategic Value Fund	-4.36%	-17.09%	-0.94%	-0.42%	2.76%	8.72%
Russell 2000 Value Index(2)	1.18%	-3.71%	6.50%	6.77%	4.61%	8.27%

*	Fund commenced operations on August 17, 1998.
(1)

As stated in the Fund’s prospectus, the annual fund operating expenses are 1.18%, not including acquired fund fees and expenses. The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund as of April 30, 2016.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

	Shares	Value (000)

Common Stock (79.1%)

Agriculture (4.9%)
Agrium	47,000	$4,048
AgroFresh Solutions*	475,000	2,959

		7,007

Automotive (2.0%)
Horizon Global*	226,100	2,774

Aviation (2.9%)
Fly Leasing Ltd. ADR	356,230	4,175

Basic Industry (2.4%)
Mueller Industries	108,100	3,412

Energy (8.6%)
Approach Resources*	540,000	1,582
Halliburton	83,000	3,429
Range Resources	165,000	7,278

		12,289

Financial Services (1.2%)
Dundee, Cl A*(1)	350,000	1,710

Homebuilding (2.2%)
New Home*	285,000	3,172

Industrial/Manufacturing (8.2%)
Actuant, Cl A	100,000	2,671
AZZ	85,000	4,668
TriMas*	243,300	4,404

		11,743

Media (2.6%)
Viacom, Cl B	90,000	3,681

Miscellaneous Conglomerate (4.6%)
Brookfield Asset Management, Cl A	85,000	2,875
Onex	60,000	3,685

		6,560

Miscellaneous Consumer (11.4%)
HRG Group*	441,500	6,358
Newell Brands	116,370	5,300
Prestige Brands Holdings*	80,000	4,542

		16,200

Paper (3.4%)
Neenah Paper	73,997	4,816

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

	Shares	Value (000)
Recreation/Leisure (3.0%)
Drew Industries	65,000	$4,214

Retail-Restaurants (2.1%)
J Alexander’s Holdings*	294,465	3,033

Services (4.2%)
CBIZ*	334,300	3,403
H&R Block	126,000	2,550

		5,953

Shipping (2.6%)
Navigator Holdings Ltd.*	240,000	3,658

Technology (2.9%)
TeleTech Holdings	150,000	4,168

Transportation Equipment (7.0%)
Alamo Group	103,300	5,830
AMERCO	11,815	4,159

		9,989

Wholesale/Distribution (2.9%)
Essendant	133,144	4,100

Total Common Stock
(Cost $84,461)		112,654

Short-Term Investment (21.0%)
Dreyfus Treasury Prime Cash Management Fund, Cl I, 0.150%(2)
(Cost $29,978)	29,977,587	29,978

Total Investments (100.1%)
(Cost $114,439)		$142,632

Percentages are based on Net Assets (in thousands) of $142,491.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of April 30, 2016.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of April 30, 2016, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy.

During the six month period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2016, the Fund did not hold any Level 3 securities.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

Assets:
Investments at Value (Cost $114,439)	$142,632
Dividends Receivable	17
Receivable for Capital Shares Sold	9
Other Assets	8

Total Assets	142,666

Liabilities:
Payable to Adviser	116
Payable for Capital Shares Redeemed	25
Payable to Administrator	13
Payable to Trustees	2
Payable to Officers	1
Other Accrued Expenses	18

Total Liabilities	175

Net Assets	$142,491

Net Assets Consist of:
Paid-in Capital	$102,188
Distributions in Excess of Net Investment Income	(507)
Accumulated Net Realized Gain on Investments	12,617
Net Unrealized Appreciation on Investments	28,193

Net Assets	$142,491

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	5,884,141	(1)

Net Asset Value, Offering and Redemption Price Per Share	$24.22

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2016	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $13)	$450

Total Investment Income	450

Expenses:
Investment Advisory Fees	723
Administration Fees	84
Trustees’ Fees	4
Officers’ Fees	1
Transfer Agent Fees	22
Professional Fees	14
Registration and Filing Fees	10
Printing Fees	8
Custodian Fees	5
Other Expenses	3

Total Expenses	874

Net Investment Loss	(424)

Net Realized Gain on Investments	13,824
Net Change in Unrealized Appreciation (Depreciation) on Investments	(21,075)

Net Realized and Unrealized Loss on Investments	(7,251)

Net Decrease in Net Assets Resulting From Operations	$(7,675)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2016 (Unaudited) and the Year Ended October 31, 2015

	Six Months November 1, 2015 to April 30, 2016	Year November 1, 2014 to October 31, 2015
Operations:
Net Investment Income (Loss)	$(424)	$67
Net Realized Gain on Investments	13,824	702
Net Change in Unrealized Appreciation (Depreciation) on Investments	(21,075)	(29,791)

Net Decrease in Net Assets Resulting from Operations	(7,675)	(29,022)

Dividends and Distributions:
Net Investment Income	(183)	—
Net Realized Gain	(669)	(10,103)

Total Dividends and Distributions	(852)	(10,103)

Capital Share Transactions:
Issued	924	3,510
Reinvestment of Dividends and Distributions	848	10,067
Redeemed	(14,642)	(20,529)

Net Decrease in Net Assets Derived from Capital Share Transactions	(12,870)	(6,952)

Total Decrease in Net Assets	(21,397)	(46,077)

Net Assets:
Beginning of Period	163,888	209,965

End of Period	$142,491	$163,888

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$(507)	$100

Shares Transactions:
Issued	40	123
Reinvestment of Dividends and Distributions	36	349
Redeemed	(625)	(737)

Net Decrease in Shares Outstanding	(549)	(265)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2016 (Unaudited) and for the Years Ended October 31,

	Six Months Ended April 30, 2016 (Unaudited)(1)	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.47	$31.34	$32.31	$22.97	$21.66	$21.31

Net Investment Income (Loss)(2)	(0.07)	0.01	(0.05)	(0.04)	(0.02)	0.06
Realized and Unrealized Gain (Loss) on Investments	(1.04)	(4.36)	(0.73)	9.40	1.45	0.48

Total from Operations	(1.11)	(4.35)	(0.78)	9.36	1.43	0.54

Dividends from Net Investment Income	(0.03)	—	—	(0.02)	(0.02)	(0.07)
Distributions from Net Realized Gains	(0.11)	(1.52)	(0.19)	—	(0.10)	(0.12)
Return of Capital	—	—	—	—	— (3)	—

Total Dividends and Distributions	(0.14)	(1.52)	(0.19)	(0.02)	(0.12)	(0.19)

Net Asset Value, End of Period	$24.22	$25.47	$31.34	$32.31	$22.97	$21.66

Total Return(4)	(4.36)%	(14.45)%	(2.41)%	40.76%	6.69%	2.47%

Net Assets End of Period (000)	$142,491	$163,888	$209,965	$219,006	$166,706	$185,490
Ratio of Expenses to Average Net Assets	1.21%	1.19%	1.18%	1.20%	1.21%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59)%	0.03%	(0.15)%	(0.14)%	(0.09)%	0.24%
Portfolio Turnover Rate	20%	27%	17%	12%	8%	6%

(1)	All ratios for the period have been annualized.

(2)	Per share calculations were performed using average shares for the period.

(3)	Includes return of capital of less than $0.01.

(4)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser” or “FMC”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in preparation of their financial statements. The Fund is classified as an investment company in conformity with U.S. generally accepted accounting principles (“GAAP”) and as such follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2016, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the six month period ended April 30, 2016, there were no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

For the six month period ended April 30, 2016, the Fund was allocated CCO fees totaling $1,311.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2016, the Adviser received $29,847 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Trust and the Administrator have entered into an Administration Agreement under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended April 30, 2016, the Fund paid $83,970 for these services.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. FMC may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the six month period ended April 30, 2016, FMC received advisory fees of 1.00% of the Fund’s average daily net assets.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the six month period ended April 30, 2016, were as follows:

Purchases	$25,804
Sales	58,336

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to real estate investment trust adjustments and distribution adjustments, have been reclassified to/from the following accounts as of October 31, 2015:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$33	$(33)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2015 and October 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2015	$1,113	$8,990	$10,103
2014	131	1,181	1,312

As of October 31, 2015, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$100
Undistributed Long-Term Capital Gains	668
Unrealized Appreciation	48,062

Total Distributable Earnings	$48,830

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2016	(Unaudited)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$114,439	$35,554	$(7,361)	$28,193

8. Other:

At April 30, 2016, two shareholders of record held 95% of the Fund’s total outstanding shares. These shareholders of record were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2015 through April 30, 2016). The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$956.40	1.21%	$5.89

Hypothetical 5% Return	1,000.00	1,018.85	1.21	6.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 18, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009

**Adviser:**
FIRST MANHATTAN CO.
399 Park Avenue
New York, NY 10022

**Distributor:**
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Dr.
Oaks, PA 19456

**Administrator:**
SEI INVESTMENTS GLOBAL FUNDS SERVICES
1 Freedom Valley Dr.
Oaks, PA 19456

**Legal Counsel:**
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-SA-004-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 7, 2016